UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2002

Sears Credit Account Master Trust II
(Exact name of registrant as specified in charter)

Illinois (State of Organization)	0-244774 (Commission File Number)	Not Applicable (IRS employer Identification No.)

c/o SRFG, Inc. 3711 Kennett Pike Greenville, Delaware (Address of principal executive offices		19807 (Zip Code)

Registrant's Telephone Number, including area code: (302) 434-3176

Former name or former address, if changed since last report: Not applicable

Item 5.	Other Events

Series 2002-4. On September 12, 2002, $1,000,000,000 aggregate principal amount of Floating Rate Class A Master Trust Certificates, Series 2002-4 (the "Class A Master Trust Certificates"), and $81,000,000 aggregate principal amount of Floating Rate Class B Master Trust Certificates, Series 2002-4 (the "Class B Master Trust Certificates"), of the Sears Credit Account Master Trust II (the "Trust") were issued pursuant to the Pooling and Servicing Agreement dated as of July 31, 1994, as amended, among SRFG, Inc. (formerly Sears Receivables Financing Group, Inc.) as Seller ("SRFG"), Sears, Roebuck and Co. as Servicer ("Sears") and The Bank of New York (as successor trustee to Bank One, National Association (formerly The First National Bank of Chicago)) as Trustee (the "Trustee"), and the Series Supplement dated as of September 12, 2002, among SRFG as Seller, Sears as Servicer and the Trustee.

Item 7.	Exhibits
Exhibit No.	Description
Exhibit 1.1

Underwriting agreement among Sears, SRFG, Credit Suisse First Boston Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters for the Class A Master Trust Certificates, dated September 4, 2002.

Exhibit 1.2	Underwriting agreement among Sears, SRFG and Credit Suisse First Boston Corporation as underwriter for the Class B Master Trust Certificates, dated September 4, 2002.
Exhibit 1.3

Pricing agreement among Sears, SRFG, Credit Suisse First Boston Corporation, and Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the underwriters for the Class A Master Trust Certificates, dated September 4, 2002.

Exhibit 1.4	Pricing agreement among Sears, SRFG and Credit Suisse First Boston Corporation as underwriter for the Class B Master Trust Certificates, dated September 4, 2002.
Exhibit 4.1	Series 2002-4 Supplement among Sears as Servicer, SRFG as Seller and the Trustee, dated as of September 12, 2002, including the forms of investor certificates.
Exhibit 4.2

Blanket Issuer Letter of Representations between SRFG and the Depository Trust Company, dated as of May 8, 2002 (incorporated by reference to Exhibit 4.2 of Sears Credit Account Master Trust II's Current report on Form 8-K dated June 13, 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sears Credit Account Master Trust II (Registrant)

	By:	SRFG, Inc. (Originator of the Trust)

	By:	/s/George F. Slook
George F. Slook President and Chief Executive Officer
Date: September 13, 2002

EXHIBIT INDEX

Exhibit No.	Description
*Exhibit 1.1

Underwriting agreement among Sears, SRFG, Credit Suisse First Boston Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters for the Class A Master Trust Certificates, dated September 4, 2002.

*Exhibit 1.2	Underwriting agreement among Sears, SRFG and Credit Suisse First Boston Corporation as underwriter for the Class B Master Trust Certificates, dated September 4, 2002.
*Exhibit 1.3

Pricing agreement among Sears, SRFG, Credit Suisse First Boston Corporation, and Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the underwriters for the Class A Master Trust Certificates, dated September 4, 2002.

*Exhibit 1.4	Pricing agreement among Sears, SRFG and Credit Suisse First Boston Corporation as underwriter for the Class B Master Trust Certificates, dated September 4, 2002.
*Exhibit 4.1	Series 2002-4 Supplement among Sears as Servicer, SRFG as Seller and the Trustee, dated as of September 12, 2002, including the forms of investor certificates.
Exhibit 4.2

Blanket Issuer Letter of Representations between SRFG and the Depository Trust Company, dated as of May 8, 2002 (incorporated by reference to Exhibit 4.2 of Sears Credit Account Master Trust II's Current report on Form 8-K dated June 13, 2002).

*filed herewith